Exhibit 10.65

AMENDMENT NO. 3 TO COLLATERAL AGREEMENT

This AMENDMENT NO. 3 TO COLLATERAL AGREEMENT, dated as of December 7, 2018 (this “Amendment”), is entered into by and between VIVUS, Inc., a Delaware corporation (“Issuer”), U.S. Bank National Association, as Trustee (“Trustee”) and U.S. Bank National Association, as Collateral Agent (“Collateral Agent”).

WHEREAS, the Issuer, Trustee and Collateral Agent are parties to that certain Collateral Agreement, dated as of June 8, 2018 (as amended by that Amendment No. 1 to Collateral Agreement dated as of July 6, 2018 and that Amendment No. 2 to Collateral Agreement dated as of October 11, 2018, the “Collateral Agreement”); and

WHEREAS, the parties thereto desire to amend the Collateral Agreement pursuant to Section 8.21 thereof on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to Collateral Agreement.

a.	Amendment to Schedule 4.13. Schedule 4.13 of the Collateral Agreement is hereby amended by deleting it and replacing it in its entirety with the form attached hereto as Exhibit A.

2.	Miscellaneous.

a.

Ratification of Collateral Agreement.  Except as expressly amended and modified by this Amendment, the Collateral Agreement, including the exhibits and schedules thereto, is and shall remain unchanged and in full force and effect in accordance with its terms.

b.	Other Miscellaneous Terms. The provisions of Sections 8.15, 8.16 and 8.20 of the Collateral Agreement shall apply mutatis mutandis to this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

VIVUS, INC.

By:/s/ Mark K. Oki

Name:Mark K. Oki

Title:Chief Financial Officer & Accounting Officer

{Signature Page to Amendment No. 3 to Collateral Agreement}

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By:/s/ Georgina Nassar

Name:Georgina Nassar

Title:Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION

as Collateral Agent

By:/s/ Georgina Nassar

Name:Georgina Nassar

Title:Assistant Vice President

{Signature Page to Amendment No. 3 to Collateral Agreement}

EXHIBIT A

Schedule 4.13

Certain Post-Closing Obligations

1.

The Issuer shall, no later than July 31, 2018, (a) enter into an Account Control Agreement in form and substance satisfactory to the Majority Holders with respect to each of the accounts disclosed in Section 9 of the Issuer’s Perfection Certificate delivered on or prior to the Effective Date or (b) move any such account to another financial institution approved by the Majority Holders and ensure that such replacement bank account is subject to the “control” (as defined in Article 9 of the UCC) of the Collateral Agent pursuant to an Account Control Agreement in form and substance satisfactory to the Majority Holders.

2.

To the extent obtainable using commercially reasonable efforts, no later than sixty (60) calendar days following the Effective Date, the Issuer shall execute and deliver bailee agreements to be entered into among the Issuer, the Collateral Agent and each of the following warehouseman, bailees, agents or processors referred to in the Issuer’s Perfection Certificate delivered on or prior to the Effective Date: (a) Catalent; (b) Cardinal; (c) Sanofi; and (d) Nordmark.

3.

The Issuer shall, no later than February 5, 2019, cause Vivus Pharmaceuticals Limited (f/k/a Willow Biopharma Inc.) to enter into (a) an Account Control Agreement with respect to any and all deposit accounts, securities accounts and commodity accounts with the Collateral Agent and the applicable bank, securities intermediary or commodity intermediary with which such account or accounts are held and (b) all other related agreements, documents and instruments, including any pledge agreement from Vivus Pharmaceuticals Limited in favor of the Collateral Agent with respect to any such accounts

4.

The Issuer shall, no later than January 31, 2019, dissolve or otherwise terminate, or cause the dissolution or termination of, the following Restricted Subsidiaries of the Issuer, and provide evidence thereof to the Collateral Agent: (a) VIVUS UK LIMITED, a private limited company organized and existing under the laws of the United Kingdom, (b) VIVUS LIMITED, organized and existing under the laws of Bermuda, (c) VIVUS International, L.P., organized and existing under the laws of Bermuda, (d) VIVUS INTERNATIONAL LIMITED, organized and existing under the laws of Ireland and (e) VIVUS REAL ESTATE LLC, a limited liability company organized and existing under the laws of the State of New Jersey.